EXHIBIT 1




                      THE ROYAL BANK OF SCOTLAND GROUP plc

                               [Debt Securities]
                           [Dollar Preference Shares]

                             Underwriting Agreement


                                                          ____________ __, ____


[Names of Representative(s)]



Ladies and Gentlemen:

         From time to time The Royal Bank of Scotland Group plc, a public limited company organized under the laws of Great Britain and registered in Scotland (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities or Preference Shares (as defined below) (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and, in the case of debt securities, in or pursuant to either a capital security indenture ("Capital Security Indenture") or a subordinated debt indenture ("Subordinated Debt Indenture" and together with the Capital Security Indenture, the "Indentures"). The term "Indenture" when used herein, refers to the relevant indenture identified in the related Pricing Agreement.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of



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any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount or liquidation preference, as the case may be, of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount or liquidation preference, as the case may be, of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities, including whether they are convertible, at the option of the Company, into non-cumulative U.S. dollar-denominated preference shares of the Company, having a nominal value of $.01 and a liquidation preference of $25 per Share (the "Preference Shares") or other securities of the Company and whether such Preference Shares may be deposited with the Bank of New York, as depositary
(the "ADR Depositary") pursuant to a deposit agreement, dated as of August 17, 1992, as amended from time to time (the "ADR Deposit Agreement") among the Company, the ADR Depositary and the holders from time to time of American Depositary Receipts ("ADRs") to be issued by the Depositary and evidencing American Depositary Shares ("ADSs"). A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form F-3 (No. 333-_____) and related preliminary prospectus for the registration of the Securities in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"). In addition, the Company may, if applicable, prepare and file with the Commission a registration statement, or registration statements, on Form F-6 and a related prospectus for the registration under the 1933 Act of the ADSs.

         The registration statement on Form F-3, as amended, if applicable, to the date on which it became effective prior to the date of this Agreement (or, if not effective at the date of this Agreement, in the form in which it shall thereafter become effective), and the prospectus constituting a part thereof (including in each case all documents, if any, incorporated by reference therein to such date) are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering of the Designated Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus or include such prospectus supplement, as the case may be, from and after the time such revised prospectus or prospectus supplement is first provided to the Underwriters for such use and if the Company files any documents pursuant to Section 13, 14 or 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), after the Registration Statement becomes


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


effective and prior to the termination of the offering of the Designated Securities by the Underwriters, which documents are deemed to be or, in the case of a Report on Form 6-K, are designated as being incorporated by reference into the Prospectus pursuant to Form F-3 under the 1933 Act Regulations, the term "Prospectus" shall refer to said prospectus as modified to include the documents so filed from and after the time said documents are filed with or furnished to the Commission.

         The registration statement on Form F-6, if applicable, for the registration of the ADSs evidenced by ADRs, in the form in which it shall be declared effective by the Commission, and the prospectus included therein are hereinafter called the "ADR Registration Statement" and the "ADR Prospectus", respectively.

         2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

         (a) The Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus, provided, further, that the representations and warranties in this subsection shall not apply to that part of the Registration Statement that constitutes the Statement of Eligibility (the "Form T-1") under the U.S. Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the trustee under the Indenture (the "Trustee").

         [include only if global offering--(b) The preliminary Prospectus contained as of its date of issue all information in relation to the Company and the Designated Securities (excluding information omitted in reliance upon Rule 430 under the 1933 Act) which was (in the context of the issue of the Designated Securities) material; as of such date such information was true and accurate in all material respects and was not misleading in any material respect; any opinions or intentions expressed in the preliminary Prospectus were as of such date honestly held or made and were not misleading in any material respect; the preliminary Prospectus did not include an untrue statement of a material fact or omit to state any material fact necessary to make such information, opinions, predictions, projections or intentions (in such context) not misleading in any material respect; and all proper inquiries were made to ascertain or verify the foregoing.]

         [include only if global offering-- (c) The Prospectus contains all information in relation to the Company and the Designated Securities which is (in the context of the issue of the Designated Securities) material; such information is true and accurate in all material respects and is not misleading in any material respect; any opinions or intentions expressed in the Prospectus are honestly held or made and are not misleading in any material respect; the Prospectus does not include an untrue statement of a material fact or omit to state any material fact necessary to make such information, opinions, predictions, projections or intentions (in such context) not misleading in any material respect; and all proper inquiries have been made to


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


     ascertain or verify the foregoing; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus, provided, further, that the representations and warranties in this subsection shall not apply to that part of the Registration Statement that constitutes the Form T-1 under the Trust Indenture Act of the Trustee.]

         [include only if global offering-- (d) The Prospectus contains all such information as investors and their professional advisers would reasonably require, and reasonably expect to find there in the context of the issue of the Designated Securities, for the purpose of making an informed assessment of the assets and liabilities, financial position, profits and losses, and prospects of the Company and of the rights attaching to the Designated Securities.]

         [include only if global offering-- (e) The audited consolidated financial statements of the Company for the 15 months ended December 31, 2000, the year ended December 31, 2000, the three months ended December 31, 1999 and the years ended September 30, 1999 and 1998 were prepared in accordance with accounting principles generally accepted in the United Kingdom and correctly reflect (in conjunction with the notes thereto) the financial position of the Company for the years or periods then ended. The audited consolidated financial statements of National Westminster Bank Plc ("NatWest") for the three financial years ended 31 December 1999 were prepared in accordance with accounting principles generally accepted in the United Kingdom and correctly reflect (in conjunction with the notes thereto) the financial position of NatWest for the years then ended.]

         (b) The documents incorporated by reference in the Registration Statement pursuant to Item 6 of Form F-3 under the 1933 Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, at the time the Registration Statement became effective, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and any further documents deemed to be or, in the case of a Report on Form 6-K, designated as being incorporated by reference in the Registration Statement after the date of this Agreement but prior to the termination of the offering of Designated Securities, will, when they are filed with or furnished to the Commission, comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and, when read together with the other information included or incorporated in the Registration Statement, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the representations and warranties in this subsection shall not apply to the Form T-1 of the Trustee.

         (c) At the time the ADR Registration Statement, if applicable, becomes effective, the ADR Registration Statement and the ADR Prospectus will comply in all material respects with the provisions of the 1933 Act and the 1933 Act Regulations


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


     and the ADR Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The ADR Prospectus, as amended or supplemented, if applicable, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they will be made, not misleading.

         (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth or contemplated therein, there has been no material adverse change in the condition, financial or otherwise, or in the results of operations of the Company and its subsidiaries considered as one enterprise.

         (e) The Company (A) has been duly incorporated in Great Britain and is validly registered under the laws of Scotland; (B) has the requisite corporate power and authority to execute and deliver this Agreement, the Pricing Agreement, the Indentures, and the ADR Deposit Agreement, if applicable, the calculation agency Agreement, if applicable and to perform its obligations hereunder and thereunder; and (C) has duly authorized, executed and delivered this Agreement and the Pricing Agreement and this Agreement and the Pricing Agreement constitute the valid and legally binding agreement of the Company enforceable in accordance with its terms, except as rights to indemnity or contribution may be limited by applicable law and subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         (f) The ADR Deposit Agreement, if applicable, has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the ADR Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         (g) The Royal Bank of Scotland plc (the "Bank") has been duly incorporated in Great Britain and is validly registered under the laws of Scotland, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and all of the issued and outstanding share capital or capital stock of the Bank is owned, directly or indirectly, by the Company.

         (h) NatWest has been duly incorporated under the laws of England, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and all of the issued and outstanding ordinary share capital of NatWest is owned, directly or indirectly, by the Company.

         (i) The Preference Shares, if any, to be represented by the ADSs, when allotted and issued upon exchange of the Designated Securities in accordance with the terms thereof, (a) will be validly issued in accordance with the requirements of the Companies Act of 1985 of Great Britain and will be fully paid and not subject to further call or contribution and (b) no holder thereof will be subject to any personal


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


     liability to the Company or to creditors of the Company by reason of being such a holder.

         (j) The Capital Security Indenture or the Subordinated Debt Indenture, as the case may be, has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         (k) The Designated Securities have been duly authorized by the Company and, when executed, authenticated, issued and delivered against payment therefor as contemplated hereby and by the applicable Indenture, will have been duly executed, authenticated, issued and delivered and will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (l) The Calculation Agency Agreement, if applicable, has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Calculation Agent, constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         (m) Each of the Capital Security Indenture or the Subordinated Debt Indenture, as applicable, the Designated Securities and the ADRs, if any, will conform in all material respects to the descriptions thereof contained in the Prospectus.

         (n) All consents, approvals, authorizations, orders and decrees of any court or governmental agency or body of the United States or the United Kingdom having jurisdiction over the Company required for the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Agreement or to permit the Company to effect interest payments in United States dollars on the Designated Securities or dividend payments in United States dollars on the Preference Shares, if any, have been obtained and are in full force and effect, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations or as may be required by state securities or Blue Sky laws.

         (o) No event has occurred or circumstances arisen which (after the issuance of the Designated Securities) will constitute, or which, with the giving of notice and/or the lapse of time would constitute, an Event of Default or a Default under the Designated Securities.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.


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


         4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriters, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Designated Securities.

         5. The Company agrees with each of the Underwriters of any Designated
Securities:

         (a) The Company will notify the Representatives immediately on becoming aware of (i) any request by the Commission for any amendment to the Registration Statement or the ADR Registration Statement, if any, or any amendment or supplement to the Prospectus or ADR Prospectus, if any, or for additional information relating to the Registration Statement, the ADR Registration Statement or the offering of the Designated Securities, and (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) The Company will file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the 1934 Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Designated Securities and will give the Representatives notice of its intention to file any amendment to the Registration Statement or any amendment to the ADR Registration Statement, if any, or any amendment or supplement to the Prospectus or ADR Prospectus, if any, (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Designated Securities which differs from the Prospectus, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) under the 1933 Act Regulations; provided that any such revised prospectus required to be filed pursuant to Rule 424(b) will be so filed not later than the time required by Rule 424(b)) and will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus without prior consultation with the Representatives.

         (c) The Company will prepare the Prospectus in relation to the applicable Designated Securities and file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the time required by Rule 424(b) following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities.


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


         (d) The Company will deliver to the Representatives a signed copy of the Registration Statement and the ADR Registration Statement if any, in each case, as originally filed, and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference into the Registration Statement pursuant to Item 12 of Form F-3 under the 1933 Act) and will also deliver to the Representatives a conformed copy of the Registration Statement and the ADR Registration Statement as originally filed and of each amendment thereto (in each case without exhibits) for each of the Underwriters.

         (e) The Company will furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and will use all reasonable efforts to make the initial delivery of the Prospectus by 12:00 noon on the second business day prior to the Time of Delivery and, if the delivery of a Prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering and sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the 1933 Act, notify the Underwriters and upon the Representatives' request prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a Prospectus in connection with sales of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the Representatives' request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act.

         (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Designated Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Designated Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualifications in effect for as long as necessary to complete the distribution of the Designated Securities but in no event for a period longer than one year from the date of this Agreement.

         (g) The Company will make generally available to its security holders as soon as practical, but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).


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


         (h) During the period beginning from the date of the Pricing
     Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives,
     (ii) the Time of Delivery for such Designated Securities and (iii) in the event that the Designated Securities are Preference Shares or securities convertible into or exchangeable for Preference Shares, a period of ninety days after the Time of Delivery, the Company will not offer, sell, contract to sell or otherwise dispose of, pursuant to a public offering in the United States, any securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

         (i) Prior to the issuance of the Preference Shares, if any, the Company will have obtained all consents, approvals, authorizations, orders, registrations, qualifications and decrees of any court or governmental agency or body of the United States or the United Kingdom necessary or required for the valid issuance of the Preference Shares or to permit the Company to effect dividend payments on the Preference Shares in United States dollars.

         6. The Company will pay all expenses incident to the performance of its obligations under this Agreement and any Pricing Agreement and under the Indentures and the Securities, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, the ADR Registration Statement, if applicable, the preliminary prospectus and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters; (ii) the printing, if any, of this Agreement, the Pricing Agreement, the Indentures, the ADR Deposit Agreement and the ADRs, if any, and the Blue Sky Survey; (iii) the printing or reproduction, preparation, issuance and delivery of the certificates, if any, for the Securities to the Underwriters and any Global Securities, at the direction of the Underwriters, to The Bank of New York, including any stock transfer or other taxes or duties payable upon the delivery of the Securities to The Bank of New York or Preference Shares, if any, to the ADR Depositary or the sale of the Securities to the Underwriters; (iv) the fees and disbursements of the Company's counsel and accountants; (v) the qualification of the Securities under the applicable securities laws in accordance with the provisions of Section 5(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith in an aggregate amount not in excess of $[_____] with respect to a particular issue of Designated Securities and in connection with the preparation of the Blue Sky Survey and any Legal Investment Survey; (vi) the delivery to the Underwriters of copies of the Blue Sky Survey; (vii) any costs, fees and charges of the ADR Depositary, if applicable, in connection with the issuance and delivery of Preference Shares to the ADR Depositary and ADSs to the registered holders thereof and all other costs, fees and charges of the ADR Depositary and any transfer agent or registrar; (viii) all expenses and listing fees in connection with the listing of the Securities and the clearance and settlement of the Securities through the facilities of The Depository Trust Company, Euroclear and Clearstream, as applicable; (ix) to the Representative, for the account of the several Underwriters, up to $[_______] for any reasonable out-of-pocket expenses (including fees, disbursements and expenses of counsel to the Underwriters) actually incurred; (x) any fees charged by securities rating services for rating the Securities; (xi) the fees and expenses incurred in connection with the filing of any materials with the National Association of Securities Dealers, Inc.; (xii) any United Kingdom stamp duty, stamp


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


duty reserve tax or similar tax or duty imposed by the United Kingdom or any political subdivision thereof upon the original issuance or delivery by, or on behalf of, the Company of the Designated Securities, the deposit of Designated Securities with a custodian for The Depository Trust Company or the initial delivery, if any, of Designated Securities to The Bank of New York, the exchange of Securities for Preference Shares at the option of the Company, if applicable, the deposit of Preference Shares, if any, under the Deposit Agreement by the Company, the purchase by the Underwriters of the Securities, the sale and delivery of the Securities by the Underwriters outside the United Kingdom to the initial purchasers thereof, and the execution and delivery of this Agreement, the Pricing Agreement, the Indenture, the ADR Deposit Agreement, if any; and (xiii) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (xiv) the fees and expenses of the Calculation Agent, if any; and (xiv) any value added taxes payable in the United Kingdom in respect of any of the above expenses.

         If this Agreement is terminated by the Representatives in accordance with the provisions of Section 7 hereof, the Company shall reimburse the Underwriters for their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, except that in the case of a termination in accordance with Section (7)(c)(1) hereof, such reimbursement shall include only any expenses actually incurred (not to exceed $[______]).

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Registration Statement is effective on the date hereof or, with the consent of the Representatives, at a later time and date, and at the Time of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus shall have been transmitted to the Commission for filing pursuant to Rule 424(b)(2) of the 1933 Act Regulations within the time period prescribed by Section 5(c) hereof, and prior to the Time of Delivery the Company shall have provided evidence satisfactory to the Representatives of such timely filing.

         (b) At the Time of Delivery, the Representatives shall have received:

             (1) The opinion, dated as of the Time of Delivery, of Davis Polk & Wardwell, United States counsel for the Company, in the form set forth in Annex II hereto, subject to modifications to which the Underwriters do not reasonably object.

             (2) The opinion, dated as of the Time of Delivery, of Dundas & Wilson, C.S., Scottish solicitors to the Company, in the form set forth in Annex III hereto, subject to modifications to which the Underwriters do not reasonably object.

             (3) The opinion, dated as of the Time of Delivery, of Freshfields, English solicitors to the Company, in the form set forth in Annex IV hereto, subject to modifications to which the Underwriters do not reasonably object.

             (4) If an ADR depository is used in conjunction with the offering of the Designated Securities, the opinion, dated as of the Time of Delivery, of Emmett, Marvin & Martin, counsel to the ADR Depositary, in the form set forth in Annex V hereto, subject to modifications to which the Underwriters do not reasonably object.

             (5) The opinion, dated as of the Time of Delivery, of Sidley Austin Brown & Wood, a multinational partnership, counsel for the Underwriters, with respect to the matters set forth in Annex VI.

         (c) At the Time of Delivery (1) there shall not have been, since the date of the Pricing Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth or contemplated therein, any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company and its subsidiaries considered as one enterprise, and (2) the Representatives shall have received a certificate of the Company executed on its behalf by an Executive Director of the Company, dated as of the Time of Delivery, to the effect that (i) the representations and warranties in Section 2 hereof are true and correct in all material respects as though expressly made at and as of the Time of Delivery; (ii) the Company has complied with all agreements hereunder and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Time of Delivery; and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of the Company, no proceedings for that purpose have been initiated or threatened by the Commission.

         (d) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at the Time of Delivery for such Designated Securities, Deloitte & Touche, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex VII hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

         (e) If required pursuant to the Pricing Agreement, the Designated Securities shall have been duly authorized for listing by the New York Stock Exchange, Inc., the London Stock Exchange and/or the Luxembourg Stock Exchange.

         If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the Time of Delivery, and such termination shall be without liability of any party to any other party except as provided in Section 6 hereof. Notwithstanding any such termination, the provisions of Sections 8 and 10 herein shall remain in effect.

          8. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                    (iii) against any and all expense whatsoever, as incurred
               (including, subject to Section 8(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or
               (ii) above;[provided, however, that no indemnified party may be indemnified under this Section 8(a) to the extent that such indemnification is not permissible pursuant to Section 151 of the Companies Act 1985 of Great Britain -- include only if Designated Securities are Preference Shares or are convertible or exchangeable for Preference Shares] and that this indemnity agreement shall not apply to (A) any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the ADR Registration Statement, if any (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or (B) any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission of a material fact in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) delivered to any person if such untrue statement or omission was corrected in any subsequent preliminary prospectus, the Prospectus or any amendment or supplement thereto, if copies thereof were delivered to such Underwriter and a copy thereof was not furnished to such person prior to the confirmation of the sale of Securities to such person.

          (b) Each Underwriter severally agrees to indemnify and hold harmless each of the Company, its directors, each of the officers of the Company who signed the Registration Statement or the ADR Registration Statement, the Company's authorized representative in the United States and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this
     Section 8 as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), the ADR Registration Statement, if any (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the ADR Registration Statement (or any amendment thereto), or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. Any indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall, if permitted by applicable law, contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts, concessions and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission[; provided, however, that no person will be entitled to contribution from the Company under this subsection (d) to the extent such contribution payment is not permissible pursuant to Section 151 of the Companies Act 1985 of Great Britain -- include only if Designated Securities are Preference Shares or are convertible or exchangeable for Preference Shares]. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act.

         9. If one or more of the Underwriters shall fail at the Time of Delivery to purchase the Designated Securities which it or they are obligated to purchase under this

Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if the Representatives shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the Designated Securities which the Underwriters are obligated to purchase at the Time of Delivery, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations under the Pricing Agreement relating to such Designated Securities bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the Designated Securities which the Underwriters are obligated to purchase at the Time of Delivery, the Pricing Agreement relating to such Designated Securities shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of the relevant Pricing Agreement, either the Representatives or the Company shall have the right to postpone the Time of Delivery for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the ADR Registration Statement, if any, or Prospectus or in any other documents or arrangements.

         10. All representations, warranties and agreements contained in this Agreement and any Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

         11. (a) The Representatives may terminate this Agreement, immediately upon notice to the Company, at any time prior to the Time of Delivery (i) if there has been, since the date of the Pricing Agreement or the respective dates as of which information is given in the Registration Statement, the ADR Registration Statement, if any, and the Prospectus, except as otherwise set forth or contemplated therein, any material adverse change in the condition, financial or otherwise, or in the results of operations, of the Company and its subsidiaries considered as one enterprise, or (ii) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives (after consultation with the Company), impracticable to market the Designated Securities or enforce contracts for the sale of the Designated Securities, or (iii) if there has occurred a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the American Stock Exchange, or (iv) if there has occurred a material adverse change in the financial markets in the United States or in the international financial markets, or
     (v) if a banking moratorium has been declared by the relevant authorities in New York or London, or (vi) any rating of any of the Company's debt securities, preference shares, American depositary shares representing preference shares or American depositary receipts evidencing American depositary shares representing preference shares shall have been lowered by Moody's Investor Services or Standard and Poor's Corporation.

         (b) If this Agreement is terminated pursuant to this Section 11 or pursuant to Section 9 hereof, such termination shall be without liability of any party to any other party except as provided in Section 6 or Section 9 hereof. Notwithstanding any such termination, the provisions of Sections 8, 10 and 14 shall remain in effect.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Company Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and any Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or any Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers, directors and authorized representative of the Company referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Pricing Agreement or any provision herein or therein contained. This Agreement and any Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers, directors and authorized representative of the Company and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Designated Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          14. (a) The Company irrevocably consents and agrees, for the benefit of the Underwriters, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement or the Pricing Agreement may be brought in the courts of the State of New York or the courts of the United States of America located in the Borough of Manhattan, The City of New York and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself and in respect of its properties, assets and revenues.

          (b) The Company hereby irrevocably designates, appoints, and empowers CT Corporation System with offices at 111 Eighth Avenue, New York, New York 10011, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding brought in any such United States or State court which may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Company agrees to designate a new designee, appointee and agent in The City of New York on the terms and for the purposes of this Section 14 satisfactory to the Representatives. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such action, suit or proceeding by serving a copy thereof upon the relevant agent for service of process referred to in this Section 14 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, first class, postage prepaid, to each of them at their respective addresses specified in or designated pursuant to this Agreement. The Company agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of any Underwriter to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the undersigned or bring actions, suits or proceedings against the undersigned in any jurisdictions, and in any manner, as may be permitted by applicable law. The Company hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement or the Pricing Agreement brought in the United States federal courts or the courts of the State of New York located in the Borough of Manhattan, The City of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          15. (a) Each Underwriter severally represents and agrees that it has not offered or sold and, prior to the expiry of the period of six months from the Time of Delivery for each particular issue of Securities, in respect of such Securities it will not offer or sell such Securities or any investments representing such Securities (including ADSs or ADRs) to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995.

          (b) Each Underwriter further severally represents and agrees that it has complied and will comply with all applicable provisions of the Financial Services Act 1986 (the "Act") (and, after they come into force, all applicable provisions of the Financial Services and Markets Act 2000 (the "FSMA")) with respect to anything done by it in relation to the Securities or any investments representing the Securities (including ADSs or ADRs) in, from or otherwise involving, the United Kingdom.

          (c) Each Underwriter also severally represents and agrees that (i) it has only issued or passed on and will only issue or pass on in the United Kingdom before the repeal of Section 57 of the Act any document received by it in connection with the issue of the Securities or any investments representing the Securities (including ADSs or ADRs)(including without limitation the Registration Statement, the Prospectus, any preliminary prospectus, any ADR Registration Statement or any ADR Prospectus) to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on; and (ii) after the repeal of Section 57 of the Act, it will have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of such Securities or any investments representing the securities (including ADSs or ADRs) (including without limitation the registration statement, the prospectus, any preliminary prospectus, any ADR registration statement or any ADR prospectus) in circumstances in which Section 21(1) of the FSMA does not apply to the Company.

          (d) No action has or will be taken by the Company in any jurisdiction (other than the United States) that would permit a public offering of the Securities or any investments representing the Securities (including ADSs or ADRs) or possession or distribution of any registration statement, preliminary prospectus or prospectus or any amendment or supplement thereto or any other offering material relating to the Securities or any investments representing the Securities (including ADSs or ADRs) in any country or jurisdiction (other than the United States) where action for that purpose is required. Each Underwriter represents and agrees that it has complied and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or any investments representing Securities (including ADSs or ADRs) or has in its possession or distributes any registration statement, prospectus or any amendment or supplement thereto or any such other material, in each case at its own expense.

          16. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          17. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to conflicts of laws provisions thereof. Specified times of day refer to New York City time.

         18. This Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

         If the foregoing is in accordance with your understanding, please sign and return to us [ ] counterparts hereof.

                               Very truly yours,

                               THE ROYAL BANK OF SCOTLAND GROUP plc


                               By:
                                   ---------------------------------------
                                   Name:
                                   Title:


Accepted as of the date hereof:

[Name(s) of Representative]

By:
   ---------------------------------

                                                                        ANNEX I


                               Pricing Agreement



[Names of Representative(s)]
As Representatives of the several
 Underwriters names in Schedule I hereto, c/o


                                                             _________ __, 20__

Ladies and Gentlemen:

     The Royal Bank of Scotland Group plc, a public limited company organized under the laws of Great Britain and registered in Scotland (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ___________ __, 20__ (the "Underwriting Agreement"), between the Company on the one hand and (names of Representatives named therein) on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein (including Schedules I and II hereto) and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the [principal amount/liquidation preference] of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us [ ] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                               Very truly yours,

                               THE ROYAL BANK OF SCOTLAND GROUP plc


                               By:
                                   ---------------------------------------
                                   Name:
                                   Title:


Accepted as of the date hereof:

[Name(s) of Representatives]

By:
   ---------------------------------

On behalf of each of the Underwriters

                                                                     SCHEDULE I


                                                   [Principal Amount/
                                                   Liquidation Preference]
                                                   of Designated Securities
Underwriter                                        to be Purchased
-----------                                        ------------------------

[Name(s) of Representative(s)] ...................
[Names of other Underwriters] ....................



                                                         -------------

Total ............................................       $
                                                          ============

                                                                    SCHEDULE II



Title of Designated Securities:
     [  %] [Floating Rate] [Zero Coupon] [Notes]
     [Debentures] due,
     [Non-Cumulative Dollar Preference Shares, Series __]

Aggregate principal amount/aggregate liquidation preference:
     [$        ]

Price to Public:

     [   % of the principal amount of the Designated Securities, plus accrued
     interest[, if any,] from      to      ] [$25 per Preference Share]

Purchase Price by Underwriters:
          % of the [principal amount/liquidation preference] of the Designated
     Securities, plus accrued interest from       to        [and accrued
     amortization[, if any,] from       to        ]

Form of Designated Securities:
     [Definitive form, to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the
     Representatives]]

     [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

     Wire transfer of same day value funds

Time of Delivery:

                  a.m. (New York City time),           , 20

Indenture:

     Indenture dated             , 20  , between the Company and               ,
     as Trustee

Maturity:

Interest/Dividend Rate:

         [   %] [Zero Coupon] [See Floating Rate Provisions]

Interest/Dividend Payment Dates:

[months and dates, commencing ....................., 20..]

Redemption Provisions:

     [No provisions for redemption]

     [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the
     amount of [$   ] or an integral multiple thereof,

     [on or after        , at the following redemption prices (expressed in
     percentages of principal amount). If [redeemed on or before          ,   %,
     and if] redeemed during the 12-month period beginning       ,

                                                        Redemption
                      Year                                 Price
                      ----                              ----------



     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [on any interest payment date falling on or after       ,        , at
     the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restriction on refunding]

Sinking Fund Provisions:

     [No sinking fund provisions]

         [The Designated Securities are entitled to the benefit of a sinking
         fund to retire [$    ] principal amount of Designated Securities
         on         in each of the years     through at 100% of their principal
         amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an
         additional [$        ] principal amount of Designated Securities in
         the years       through        at 100% of their principal amount plus
         accrued interest.]

           [If Designated Securities are extendable debt securities,
                                    insert--


Extendable provisions:

     Designated Securities are repayable on       ,         [insert date and
     years], at the option of the holder, at their principal amount with
     accrued interest. The initial annual interest rate will be       %, and
     thereafter the annual interest rate will be adjusted on          , and to
     a rate not less than     % of the effective annual interest rate on

     U.S. Treasury obligations with     -year maturities as of the [insert date
     15 days prior to maturity date] prior to such [insert maturity date].]

     [If Designated Securities are floating rate debt securities, insert--

Floating rate provisions:

     Initial annual interest rate will be    % through           [and thereafter
     will be adjusted [monthly] [on each     ,    , and     ] [to an annual rate
     of   % above the average rate for  -year [month][securities][certificates of deposit] issued by

             and         [insert names of banks].] [and the annual interest rate
     [thereafter] [from       through        ] will be the interest yield
     equivalent of the weekly average per annum market discount rate for  -month
     Treasury bills plus      % of Interest Differential (the excess, if any, of
     (i) the then current weekly average per annum secondary market yield for -month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate
     for     -month Treasury bills); [from        and thereafter the rate will
     be the then current interest yield equivalent plus     % of Interest
     Differential].]

Defeasance provisions:

Conversion price:

Votes per Preference Share:

Closing location for delivery of Designated Securities:

Additional Closing Conditions:

     Section 7 of the Underwriting Agreement should be modified in the event that the Securities are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):

          "; (   ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]".

Names and addresses of Representatives:
     Designated Representatives:
     Address for Notices, etc.:

[Other Terms]:

                                                                       ANNEX II


                  [Form of opinion of Davis Polk & Wardwell,
                    United States counsel for the Company]


     (i) Assuming the ADR Deposit Agreement/Calculation Agency Agreement, if applicable, has been duly authorized, executed and delivered by the Company pursuant to Scots law, and assuming due authorization and execution by the ADR Depositary/Calculation Agent, the ADR Deposit Agreement/Calculation Agency Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

     (ii) The Registration Statement has been declared effective under the 1933 Act.

     (iii) Such counsel is of the opinion that the Registration Statement, the ADR Registration Statement, if any, the Prospectus and the ADR Prospectus, if any, and any supplements or amendments thereto (except for financial statements and other financial data included or incorporated by reference therein and the Form T-1 as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

     (iv) Each of the Indenture, the Calculation Agency Agreement and the Designated Securities conform, and, assuming the ADRs, if any, are issued in conformity with the ADR Deposit Agreement, the ADRs when issued will conform, in all material respects as to legal matters to the description thereof contained in the Prospectus.

     (v) Assuming the Indenture and the Designated Securities have been duly authorized, executed and delivered by the Company pursuant to Scots law, and assuming due authorization, execution and delivery of the Indenture by the Trustee and due authentication of the Designated Securities by the Trustee, the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, and the Designated Securities have been duly executed, authenticated and delivered; and the Indenture constitutes, and, upon payment therefor in accordance with the terms of the Underwriting Agreement and the Pricing Agreement, the Designated Securities will constitute, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     [(vi) Assuming the effectiveness of the ADR Registration Statement, upon due issuance by the ADR Depositary of the ADRs evidencing the ADSs against the deposit of Preference Shares in accordance with the provisions of the ADR Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of the ADRs specified therein and in the ADR Deposit Agreement.]

     (vii) No registration of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), is required in connection with the issuance and delivery of the Designated Securities or the sale of the Securities in the United States.

     (viii) The discussion in the Prospectus under the caption "Certain US Federal and UK Tax Consequences", insofar as such discussion affects the US Holders (as defined therein) described therein, summarizes the material US Federal tax consequences to such US Holders of holding Designated Securities, Preference Shares or ADSs.

     (ix) No consent, approval, authorization, or order of, or any qualification with, any governmental authority or agency under United States federal or the New York State law that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by this Agreement is required in connection with the sale of the Designated Securities to the Underwriters, or for the consummation of the transactions contemplated by this Agreement, except such as have been obtained and such as may be required under state securities or Blue Sky laws in connection with the offer and sale of the Designated Securities.

     In giving the opinion required hereby Davis Polk & Wardwell shall additionally state that nothing has come to their attention that has caused them to believe that (except for financial statements and other financial and statistical data and the Form T-1 as to which such counsel need not express any belief) the Registration Statement, at the time it became effective (after giving effect to the undertaking contained in the Registration Statement pursuant to Item 512(i) of Regulation S-K of the 1933 Act Regulations), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and, as amended or supplemented, if applicable, as of the date of such opinion, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. With respect to the opinions in (iv) above and the belief expressed in this paragraph such counsel may also make a statement substantially to the effect that they have not themselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to the Registration Statement or the Prospectus but have generally reviewed and discussed with certain officers and employees of, and solicitors and independent accountants for, the Company and with representatives of the Representatives and counsel for the Underwriters the information furnished, whether or not subject to such counsel's check and verification, and that such opinion or belief is on the basis of such consideration, review and discussion but without independent check and verification, except as stated. Such counsel may state that they have assumed that any document referred to in their opinion and authorized, executed and delivered pursuant to English or Scottish law was duly authorized, executed and delivered under such law and, if applicable, constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, under such law, and may acknowledge receipt by the Company of opinions as to matters of English and Scottish law from Freshfields Bruckhaus Deringer and Dundas & Wilson, C.S., respectively, delivered pursuant to Section 7(b)(2) and 7(b)(3) of the Underwriting Agreement upon which it understands the Company intends to rely. Such counsel may also state that their opinions are confined to matters of the laws of the United States of America and the State of New York, and that such counsel expresses no opinion or belief as to the statements of English or Scottish law contained in the Registration Statement or Prospectus.

                                                                      ANNEX III


 [Form of opinion of Dundas & Wilson, C.S., Scottish solicitors to the Company]



     (i) The Company and the Bank have been duly incorporated in Great Britain as limited liability companies and are validly registered under the law of Scotland, are not in liquidation, and have the corporate power and authority under such law to conduct their respective businesses as described in the Prospectus.

     [(ii) The Designated Securities (in global or definitive form) (when executed by the Company in accordance with the Indenture) will have been duly executed by or on behalf of the Company and (upon their issue, authentication and delivery in accordance with the terms of the Underwriting Agreement, the Pricing Agreement and the Indenture) will have been duly delivered.]

     [(iii) Assuming that, at the time of issue, the Board of Directors of the Company are duly authorized to allot the Preference Shares under Section 80 of the Companies Act 1985, the Preference Shares, when allotted and issued upon exchange by conversion for the Securities in accordance with the terms of the Securities and the Indenture, (A) will be validly authorized and issued and will be fully paid and not subject to any calls for further funds (and a holder thereof will not be subject to personal liability in respect of the debts and obligations of the Company or any creditors thereof by reason only of being such a holder), and (B) the issuance of the Preference Shares will not be subject to the preemptive rights of any shareholder of the Company.]

     [(iv) Assuming that, at the time of any issue of the Ordinary Shares by the Company to satisfy interest payments in respect of the Designated Securities, there is sufficient authorised but unissued share capital, the Board of Directors of the Company are duly authorised to allot the Ordinary Shares under Section 80 of the Companies Act 1985, and duly empowered under
Section 95 of the Companies Act 1985 to allot the Ordinary Shares on a non-pre-emptive basis, and a resolution to allot the Ordinary Shares is duly passed at a properly convened meeting of duly appointed Directors of the Company at which a quorum is present throughout, such Ordinary Shares when allotted and issued (a) will be validly authorised and issued and will be fully paid and not subject to any calls for further funds (and a holder thereof will not be subject to personal liability in respect of the debts and obligations of the Company or any creditors thereof by reason only of being such a holder) and
(b) will not be subject to the pre-emptive rights of any shareholders of the Company.]

     [(v) Upon allotment and issuance of the Preference Shares in accordance with the Underwriting Agreement and the Pricing Agreement, the Preference Shares will be convertible at the option of the holder thereof for Ordinary Shares in accordance with and subject to the terms of the Preference Shares, unless earlier redeemed by the Company; assuming that, at the time of issue of the Ordinary Shares, there is sufficient authorised but unissued share capital, the Board of Directors of the Company are duly authorised to allot the Ordinary Shares under Section 80 of the Companies Act 1985, and duly empowered under
Section 95 of the Companies Act 1985 to allot the Ordinary Shares on a non-pre-emptive basis, and a resolution to allot the Ordinary Shares is duly passed at a properly convened meeting of duly appointed Directors of the Company at which a quorum is present throughout, Ordinary Shares when allotted and issued upon conversion of the Preference Shares in accordance with the terms of the Preference Shares (a) will be validly authorised and issued and will be fully paid and not subject to any calls for further funds (and a holder thereof will not be subject to personal liability in respect of the debts and obligations of the Company or any creditors thereof by reason only of being such a holder), (b) the issue of the Ordinary Shares will not be subject to the pre-emptive rights of any shareholders of the Company and (c) except as described in the Prospectus under the heading "Description of Our Ordinary Share Capital" there are no restrictions upon the rights of the holder of Ordinary Shares to hold, vote or transfer such Ordinary Shares.]

     [(vi) The statements made in the Prospectus under the caption "Description of Dollar Preference Shares]", if any, insofar as such statements constitute a summary of certain of the rights and privileges of the holders of the Dollar Preference Shares] under Scots law or a summary of the documents, legal matters or proceedings under Scots law referred to therein, are accurate in all material respects.]

     (vii) The execution, delivery and performance by the Company of the Underwriting Agreement and the Pricing Agreement is within the corporate power of the Company and has been duly authorized by all necessary corporate action on the part of the Company and each of such agreements has been duly executed and delivered by the Company.

     (viii) The creation and issue of the Designated Securities and the execution, delivery and performance by the Company of the Indenture [, the Calculation Agency Agreement, the Deposit Agreement and the Security Deposit Agreement], is within the corporate power of the Company and has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company; assuming inter alia due authorization and execution of the Indenture by the Trustee [and due authorization and execution of the Deposit Agreement by the ADR Depositary and the Calculation Agency Agreement by the Calculation Agent], the obligations on the part of the Company under the Indenture [, the Calculation Agency Agreement and the ADR Deposit Agreement] are valid and legally binding against the Company, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

     (ix) No authorizations, approvals, consents or licenses of any governmental, judicial or public bodies or authorities of or in Scotland (except such authorizations, approvals, licenses or consents as may be required under statutory provisions or regulations applying in Great Britain as a whole, other than under the Companies Act 1985 as it applies to a company having its registered office in Scotland) are required for the valid creation, allotment, issuance and delivery of the Designated Securities.

     (x) Neither the execution, delivery and performance of the Underwriting Agreement, the Pricing Agreement, the Indenture, [the Calculation Agency Agreement, the ADR Deposit Agreement and the Security Deposit Agreement], nor the creation, allotment and issuance of the Designated Securities, will of itself result in any violation in any material respect of (A) the memorandum or articles of association of the Company or the Bank, (B) any existing applicable mandatory provision of Scots law or regulation, (C) any judgment, order or decree of any Scottish court, or (D) ) the terms of the Voting Agreement between the

Company and Banco de Santander Central Hispano, SA (successor by merger to Banco de Santander, SA) dated 3 October 1988.

     (xi) The Underwriters would under current practice of the Scottish courts (assuming the effect of Section 14 of the Underwriting Agreement is not to prorogate the exclusive jurisdiction of the Courts of or in the State of New
York) be permitted to commence proceedings in the Scottish courts for enforcement of the Underwriting Agreement and the Pricing Agreement and the Scottish courts would accept jurisdiction in any proceedings for so long as the Company remained domiciled in Scotland and, upon proper averments being made in a Scottish court in any such proceedings, the choice of the law of the State of New York as the proper law of the Underwriting Agreement and the Pricing Agreement would be upheld as a valid choice of law by that Court.

     (xii) The Underwriting Agreement, the Pricing Agreement, the Indenture [the Calculation Agency Agreement, the ADR Deposit Agreement and the Security Deposit Agreement] have, insofar as Scots law governs the formalities of execution and delivery thereof, been duly executed by or on behalf of the Company.

     (xiii) The submission by the Company in Section 14 of the Underwriting Agreement to the jurisdiction of the courts of or in New York, and the designation, appointment and empowerment by the Company under the said Section 14 of an agent for service, would be upheld by the Scottish Courts as valid and effective.

     (xiv) In relation to any Agreement which is expressed to be governed by the law of the State of New York as its proper law, a judgment of the courts of the State of New York as the relevant forum would be recognised in Scotland through an action of decree-conform under common law in the Court of Session in Scotland, assuming that (1) the court which issued the judgement had jurisdiction and acted judicially with no element of unfairness, (2) such judgement was final, not obtained by fraud, or a revenue or penal action, remained capable of enforcement in the place it was pronounced and was not contrary to natural justice, and (3) enforcement of the judgement is not contrary to Scottish public policy.

                                                                       ANNEX IV


              [Form of opinion of Freshfields Bruckhaus Deringer,
                      English solicitors to the Company]


     (a) no consents, approvals or authorisations of any regulatory authority, government department or court in England or under legislation of general application in the United Kingdom (other than any consents, approvals or authorisations required under the Companies Act 1985 as it applies to a company having its registered office in Scotland - as to which we do not express an opinion) are required:

          (i) for the valid creation, issue and delivery of the Designated Securities to, or at the direction of, the Underwriters; or

          (ii) to enable the Company to make any payment to the Holders (as such term is defined in the Indenture) of Designated Securities [, or any payment on the Preference Shares] including any payment on a return of capital on a winding up of the Company to the Holders of the Designated Securities in United States dollars [except for the approval of The Financial Services Authority in the circumstances detailed in the terms and conditions of the Designated Securities set out in the Prospectus and the Prospectus Supplement;]

     (b) no filing or registration of the Registration Statement[, ADR Registration Statement], preliminary prospectus, Prospectus, prospectus supplement, Listing Particulars, or any other prospectus or circular is necessary under legislation of general application in the United Kingdom (other than any filings or registrations required under the Companies Act 1985 as it applies to a company having its registered office in Scotland - as to which we do not express an opinion) in connection with the allotment, issue and delivery of the Designated Securities or the sale of the Designated Securities to the Underwriters;

     (c) the statements in the Prospectus Supplement under the heading "Certain US Federal and UK Tax Consequences" so far as such statements relate to United Kingdom tax matters currently applicable, accurately summarise those matters; provided however that we express no opinion as to the reasonableness, completeness or fairness of such statements in the context of a prospectus issued publicly in the United States of America or as to the compliance of such statements with the requirements of the securities laws of the United States of America or any part thereof;

     (d) no stamp duty, capital duty, registration or other issue or documentary taxes are payable in the United Kingdom on the creation, issue or delivery by the Company of the Designated Securities, the deposit with The Depository Trust Company of the Global Security, [the deposit with the ADR Depositary of the Preference Shares, (to be represented by ADSs),] the execution and delivery of the Underwriting Agreement, [the Calculation Agency Agreement,] [the ADR Deposit Agreement, the Security Deposit Agreement,] [the Indenture, the Supplemental Indenture] or the Pricing Agreement or the consummation of the transactions contemplated thereby;

     (e) no United Kingdom value added tax will be payable by the Underwriters in respect of their underwriting commissions under the Underwriting Agreement and the Pricing Agreement;

     (f) the execution and delivery of the Pricing Agreement, the Underwriting Agreement[,] [and] [the Indenture, the Supplemental Indenture,] [the ADR Deposit Agreement and the Security Deposit Agreement,] [[and] the Calculation Agency Agreement] by the Company did not of itself contravene on the date of execution and delivery thereof, and the compliance by the Company with its obligations under the Pricing Agreement, the Underwriting Agreement[,] [and] [the Indenture, the Supplemental Indenture,] [the ADR Deposit Agreement and the Security Deposit Agreement,] [[and] the Calculation Agency Agreement], will not of itself contravene, any covenant binding on the Company contained in any of the following documents:

          (i) Trust Deed dated 2 May 1985 between the Company and The Law Debenture Trust Corporation p.l.c. constituting(pound)200,000,000 floating rate notes 2005;

          (ii) Trust Deed dated 11 December 1985 between the Company and The Law Debenture Trust Corporation p.l.c. constituting US$350,000,000 undated floating rate primary capital notes;

          (iii) Trust Deed dated 24 August 1989 between the Company and The Law Debenture Trust Corporation p.l.c. constituting US$400,000,000 undated floating rate primary capital notes;

          (iv) First Supplemental Trust Deed dated 1 March 1993 between the Bank, the Company and The Law Debenture Trust Corporation p.l.c. constituting(pound)150,000,000 10 1/2% subordinated bonds 2013;

          (v) Second Supplemental Trust Deed dated 12 August 1993 between the Bank, the Company and The Law Debenture Trust Corporation p.l.c. constituting(pound)200,000,000 9 1/2% undated subordinated bonds.

     (g) the execution and delivery of Pricing Agreement, the Underwriting Agreement[,] [and] [the Indenture, the Supplemental Indenture,] [the ADR Deposit Agreement and the Security Deposit Agreement,] [[and] the Calculation Agency Agreement] by the Company did not of itself breach on the date of execution and delivery thereof, and the compliance by the Company with its obligations in respect of Pricing Agreement, the Underwriting Agreement[,] [and] [the Indenture, the Supplemental Indenture,] [the ADR Deposit Agreement and the Security Deposit Agreement,] [[and] the Calculation Agency Agreement], will not of itself breach, any mandatory provision of English law of general application binding on the Company; and

     (h) [The description of the subordination provisions of the Designated Securities in the Prospectus and prospectus supplement is accurate in all material respects; provided however that we express no opinion as to the reasonableness, completeness or fairness of such statements in the context of a prospectus issued publicly in the United States of America or as to the compliance of such statements with the requirements of the securities laws of the United States of America or any part thereof.]

     For the purposes of the opinion contained in paragraphs (f) and (g) we have interpreted the effect of the Pricing Agreement, the Underwriting Agreement, the Indenture, the Supplemental Indenture and the Calculation Agency Agreement as if they were governed by and construed in accordance with English law. Such opinion should not be taken as expressing an opinion as to the observance of any financial or similar covenant contained in the documents listed above.

                                                                        ANNEX V

  [Form of opinion of Emmett, Marvin & Martin, counsel for the ADR Depositary]

     [(i) The ADR Deposit Agreement, if any, has been duly authorized, executed and delivered by the ADR Depositary and, assuming it has been duly authorized, executed and delivered by the Company, the ADR Deposit Agreement constitutes a valid and legally binding obligation of the ADR Depositary, enforceable against the ADR Depositary in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.]

     [(ii) Upon due issuance by the ADR Depositary of the ADRs representing the ADSs against deposit of Preference Shares, if any, in accordance with the ADR Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the ADR Deposit Agreement.]

                                                                       ANNEX VI


 [Form of opinion of Sidley Austin Brown & Wood, counsel for the Underwriters]


     [(i) Assuming the ADR Deposit Agreement, if applicable, has been duly authorized, executed and delivered by the Company and, assuming due authorization and execution by the ADR Depositary, the ADR Deposit Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.]

     (ii) The Registration Statement has been declared effective under the 1933 Act.

     (iii) Such counsel is of the opinion that the Registration Statement, the ADR Registration Statement, if any, the Prospectus and the ADR Prospectus, if any, and any supplements or amendments thereto (except for financial statements and other financial [and statistical] data as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

     (iv) Each of the Indenture, the Calculation Agency Agreement and the Securities conform, and, assuming the ADRs, if any, are issued in conformity with the Deposit Agreement, the ADRs when issued will conform, in all material respects as to legal matters to the description thereof contained in the Prospectus.

     (v) Assuming the Indenture, the Calculation Agency Agreement and the Designated Securities have been duly authorized, executed and delivered by the Company pursuant to Scots law, and assuming due authorization, execution and delivery of the Indenture by the Trustee and due authorization, execution and delivery of the Calculation Agency Agreement by the Calculation Agent and due authentication of the Designated Securities by the Trustee, the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, and the Designated Securities have been duly executed, authenticated and delivered; and each of the Indenture and the Calculation Agency Agreement constitutes, and, upon payment therefor in accordance with the terms of the Underwriting Agreement and the Pricing Agreement, the Designated Securities will constitute, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     [(vi) Assuming the effectiveness of the ADR Registration Statement, upon due issuance by the ADR Depositary of the ADRs evidencing the ADSs against the deposit of Preference Shares in accordance with the provisions of the ADR Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of the ADRs specified therein and in the ADR Deposit Agreement.]


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


     In giving the opinion required hereby, Sidley Austin Brown & Wood shall additionally state that nothing has come to their attention that has caused them to believe that (except for financial statements and other financial and statistical data and the Form T-1 as to which such counsel need not express any belief) the Registration Statement, at the time it became effective (after giving effect to the undertaking contained in the Registration Statement pursuant to Item 512(i) of Regulation S-K of the 1933 Act Regulations), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and, as amended or supplemented, if applicable, as of the date of such opinion, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. With respect to the opinions in (iv) above and the belief expressed in this paragraph such counsel may also make a statement substantially to the effect that they have not themselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to the Registration Statement or the Prospectus but have generally reviewed and discussed with certain officers and employees of, and solicitors and independent accountants for, the Company and with representatives of the Representatives and counsel for the Underwriters the information furnished, whether or not subject to such counsel's check and verification, and that such opinion or belief is on the basis of such consideration, review and discussion but without independent check and verification, except as stated. Such counsel may state that they have assumed that any document referred to in their opinion and authorized, executed and delivered pursuant to English or Scottish law was duly authorized, executed and delivered under such law and, if applicable, constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, under such law, and may rely as to all matters of English and Scottish law upon the opinions of Freshfields Bruckhaus Deringer and Dundas & Wilson, C.S., respectively, delivered pursuant to Section 7(b)(2) and 7(b)(3) of the Underwriting Agreement. Such counsel may also state that their opinions are confined to matters of the laws of the United States of America and the State of New York, and that such counsel expresses no opinion or belief as to the statements of English or Scottish law contained in the Registration Statement or Prospectus.

                               Very truly yours,

                                                                      ANNEX VII



     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

     (i) they are independent chartered accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements of the Company included or incorporated by reference in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations for foreign private issuers; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that a specified date not more than three business days prior to the date of the Pricing Agreement, there was any change in the issued share capital, loan capital or perpetual capital notes or any decrease in consolidated shareholders' equity as compared with the amounts shown in the most recent balance sheet included or incorporated by reference in the Registration Statement, or during the period from the date of such most recent balance sheet to a specified date not more than three days prior to the date of the Pricing Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net interest income or other operating income or in the total or per-share amounts of consolidated income before exceptional items and income taxes of the Company and its subsidiaries, except in all cases for changes, increases or decreases which the Registration Statement or Prospectus disclose have occurred or may occur; and
(iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

     All references in this Annex VII to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.


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